UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C
INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

Check the appropriate box:
[    ] Preliminary Information Statement
[    ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ x ] Definitive Information Statement
INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
_______________________________________

2) Aggregate number of securities to which transaction applies:
_______________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:
_______________________________________

5)  Total fee paid:
_______________________________________

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
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2) Form, Schedule or Registration Statement No.
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3) Filing Party:
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4) Date Filed:
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INFORMATION STATEMENT
INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
2310 Cousteau Court
Vista, California 92081-8346

NOTICE OF ACTION TAKEN BY
WRITTEN CONSENT OF THE MAJORITY SHAREHOLDER

FILED PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL OVERVIEW OF ACTION

This Information Statement is furnished to the shareholders of International Lottery & Totalizator Systems, Inc., a California corporation (“ILTS” or the "Corporation"), in connection with our prior receipt of approval by a written consent, in lieu of a special meeting, executed by Berjaya Lottery Management (HK) Limited (the “Majority Shareholder” or “BLM”), the current holder of a majority of our shares of common stock   authorizing the Corporation to file an amendment to the Corporation's Bylaws to effectuate a reduction in the number of minimum, maximum and exact number of directors (the “Bylaw Amendment”).   A copy of the written consent of the Majority Shareholder is attached to this Information Statement as Exhibit A.

Under the California General Corporation Law, (the "California Law"), the elimination of the need for a special meeting of the shareholders to approve the action is authorized by Section 603 of the California Law. This Section provides that the written consent of the holders of outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.  According to California Law and the Corporation’s Bylaws, a majority of the outstanding shares of common stock entitled to vote on the matter is required in order to amend the Corporation's Bylaws.

The Majority Shareholder owning approximately 71.3% of the outstanding voting power of the Corporation as of the Record Date, has adopted, ratified and approved the proposed action. No other votes are required or necessary to effectuate the proposed actions.  See the caption "No Vote Required for Approval" below.  This notice is being sent to you for information purposes only pursuant to the requirements of the California Law and the Corporation’s Bylaws, and does not require any action on your part. We are not asking you for a proxy because the Bylaw Amendment has already been approved in accordance with the California Law. This procedure was used in order to eliminate the costs and management time required to hold a special meeting of stockholders and to implement the Bylaw Amendment in a timely manner. Please review this Information Statement carefully.

The Bylaw Amendment cannot be effectuated until twenty (20) days after the mailing of this Information Statement. A copy of the Bylaw Amendment is attached to this Information Statement as Exhibit B.

The date on which this Information Statement will be sent to shareholders will be on or about June 20, 2013, and is being furnished to all holders of the common stock of the Corporation on record as of May 20, 2013 (the "Record Date").

We will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of our common stock held of record by these persons and we will reimburse them for their reasonable expenses incurred in this process.

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive office at 2310 Cousteau Court, Vista, CA 92081-8346 stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive office. If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive office. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive office.

The Annual Report on Form 10-K for the fiscal year ended April 30, 2012, and any reports on Form 8-K and Form 10-Q filed by the Corporation during the past year with the Securities and Exchange Commission (the “SEC”) may be viewed on the SEC’s website at www.sec.gov in the Edgar Archives. The Corporation is presently current in the filing of all reports required to be filed by it. See the caption “Where You Can Find More Information” below.

DISSENTERS’ RIGHT OF APPRAISAL
The Corporation is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the California Law. No dissenters' rights under the California Law are afforded to the Corporation's shareholders as a result of the adoption of these resolutions.

INFORMATION REGARDING THE PROPOSAL
Purpose: The Majority Shareholder believes that reducing the number of directors is in the best interest of the Corporation.

NO VOTE REQUIRED FOR APPROVAL
Pursuant to the Corporation’s Bylaws and Section 603 of the California Law, the written consent of the holders of outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.  According to California Law and the Corporation’s Bylaws, a majority of the outstanding shares of common stock entitled to vote on the matter is required in order to amend the Bylaws.

No additional vote of our shareholders is required to approve the Bylaw Amendment.

As of May 20, 2013, we had 12,962,999 voting shares of common stock issued and outstanding. 6,481,500 votes are required to authorize the Bylaw Amendment to effectuate the changes in the number of directors. The Majority Shareholder is entitled to 9,245,317 votes, which represents approximately 71.3% of the issued and outstanding votes with respect to our shares of common stock. The Majority Shareholder voted in favor of the Bylaw Amendment described herein in a written consent, dated May 16, 2013.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any action covered by the related resolutions adopted by the Majority Shareholder, which is not shared by all other stockholders.

RECORD DATE
The Board has fixed the close of business on May 20, 2013 as the Record Date for the determination of shareholders who are entitled to receive this Information Statement.

EFFECTIVE DATE
Under applicable federal securities laws, the Bylaw Amendment cannot be effected until at least twenty (20) calendar days following the later of the date that this Information Statement has been mailed to our shareholders. This Information Statement is first being mailed by us to our shareholders on or about June 20, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the beneficial ownership of the Corporation’s common shares as of May 13, 2013 by:
i.	each director;
ii.	each executive officer;
iii.	the executive officers and directors of the Corporation as a group; and
iv.	each person or entity who is a beneficial owner of more than 5% of the Corporation’s outstanding common shares.

Beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the Corporation believes that the beneficial owners of the securities listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Title of Class	Name of Directors, Executive Officers and Beneficial Owners	Shares of Common Stock
	Number			Percent of Class
Common Stock	Theodore A. Johnson, Chairman of the Board	18,606		*
n/a	Chan Kien Sing, Director	-	(a)
Common Stock	Martin J. O’Meara, Jr., Director	112,091		*
n/a	Alain K. Lee, Director	-
n/a	Ooi Lee Meng, Director	-	(a)
n/a	Rayvin Yeong Sheik Tan, Director	-	(a)
Common Stock	Jeffrey M. Johnson, President/Acting Chief Financial Officer	1,650		*
	All directors and executive officers as a group (8 persons)	132,347		1.0%
	Berjaya Lottery Management (H.K.) Limited, a subsidiary of Berjaya Sports Toto Berhad.	9,245,317	(a)	71.32%

(a)	Employees of affiliates of BLM. All three individuals disclaim beneficial ownership of such shares.

BLM’s correspondence address is:
Level 12 (East Wing)
Berjaya Times Square
No.1, Jalan Imbi
55100 Kuala Lumpur, Malaysia.

* Less than one percent of the outstanding common shares.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Information Statement contains forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement, including statements regarding future events, future financial performance, business strategy, and our plans and objectives for future operations and acquisitions, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should" or "will" or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only expectations and involve known and unknown risks, uncertainties and other factors, including the risks set forth in our disclosures in documents that we have filed with the Securities and Exchange Commission (the "SEC").

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

STATEMENT DELIVERY
Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive office at 2310 Cousteau Court, Vista, CA 92081-8346 stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive office at (760) 734-3288. If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive office. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive office.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  This information statement is for informational purposes only. Please read this information statement carefully.

By Order of the Board of Directors

/s/SIAW PENG LOW
SIAW PENG LOW
Corporate Secretary
Date: June 7, 2013

APPENDICES

Exhibit A –	Written Consent of the Majority Stockholder

Exhibit B –	Bylaw Amendment

Exhibit A
SHAREHOLDER ACTION BY WRITTEN CONSENT
Of the MAJORITY shareholder of
INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
The undersigned shareholder of Common Stock (the “Shareholder”) of International Lottery & Totalizator Systems, Inc., a California corporation (the "Company"), who holds a majority of the outstanding shares of Common Stock and acting in accordance with the Bylaws of the Company and the California Corporations Code, hereby consents to the adoption of the following resolutions, without a meeting:

Approval of Bylaw Amendment
WHEREAS, the Company has only one class of stock outstanding which is Common Stock, and the Shareholder owns 9,245,317 shares of Common Stock which constitutes 71.3% of the total outstanding shares of Common Stock;

WHEREAS, the Shareholder believes it to be in the best interest of the Company to amend the Company Bylaws, in the form of the Bylaw Amendment set forth in Exhibit A attached hereto (the “Bylaw Amendment”), to reduce the number of directors to be not less than five (5) nor more than nine (9), with the exact number of directors to be initially set at five (5);

NOW, THEREFORE, BE IT RESOLVED, that the Shareholder hereby approves of the Bylaw Amendment, and the Bylaw Amendment shall be effective upon the Company’s completion of the shareholder notice requirements as set forth in the Company’s Bylaws, the California Corporations Code, and Federal securities laws;

RESOLVED, that the Chief Executive Officer and any officer of the Company, subject to the direction of the Chief Executive Officer, be and they hereby are authorized, empowered and directed to execute any all documents as may be necessary to effectuate the Amendment, including, without limitation, the shareholder notice and required filings with the Securities and Exchange Commission.

RESOLVED, that that the officers of the Company are authorized to execute, deliver, and file, on behalf of the Company, any and all documentations as may be necessary or required by the State of California and the Securities and Exchange Commission, together with such changes as the officers of the Company, upon the advice of counsel, deem necessary or appropriate.

RESOLVED, that all other prior acts of the officers of the Company, in connection with the Bylaw Amendment, acting together or alone, performed in good faith, in a manner deemed by such officers to be in the best interests of the Company and its stockholders, whether or not such acts are reflected in minutes, resolutions or otherwise in writing, are hereby authorized, ratified and affirmed; and

RESOLVED FURTHER, that any of the officers of the Company, acting alone, are hereby authorized, empowered and directed to perform any and all acts and execute and deliver any and all documents as any officer of the Company, acting alone, may reasonably deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions.

This Consent is effective as of May 16, 2013.
Berjaya Lottery Management (H.K.) Limited, a subsidiary of Berjaya Sports Toto Berhad By: /s/Chan Kien Sing Print Name: Chan Kien Sing Print Title: Director

Exhibit B
Amendment to the
Bylaws of
INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
A CALIFORNIA CORPORATION

Effective Date:  __________, 2013

Article III (Directors), Section 2 of the Bylaws of the Corporation shall be amended to read as follows:
Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.  The number of directors of the corporation shall be not less than five (5) nor more than nine (9).  The exact number of directors shall be five (5).  The exact number of directors may be changed, within the limits specified above by a by-law amending this Section 2, duly adopted by the Board of Directors or by the shareholders.  The indefinite number of directors may be changed or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this by-law duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3% of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one.